                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                        _______________________________



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                  DATE OF REPORT:          MARCH 29, 1994

     DATE OF EARLIEST EVENT REPORTED:      MARCH 29, 1994



                           AVERY DENNISON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                        1-7685            95-1492269
(STATE OR OTHER JURISDICTION      (COMMISSION         (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)     IDENTIFICATION NO.)




         150 NORTH ORANGE GROVE BOULEVARD, PASADENA, CALIFORNIA  91103
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (818) 304-2000


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     1 Distribution Agreement dated March 29, 1994 between Registrant, Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

     4.1 Certificate establishing a series of Securities entitled "Medium-Term Notes, Series B" under the Indenture between Registrant and Security Pacific National Bank, as Trustee, dated as of March 15, 1991, as amended by a First Supplemental Indenture, dated as of March 16, 1993, between Registrant and BankAmerica National Trust Company, as successor Trustee, without exhibits.

     4.2  Form of Fixed Rate Note described in Exhibit 4.1

     4.3  Form of Floating Rate Note described in Exhibit 4.1

     5    Opinion of Counsel to the Company regarding legality.

     24   Consent of Counsel to the Company (included in Exhibit 5).



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 29, 1994.

                                         AVERY DENNISON CORPORATION



                                         By: /s/   R. GREGORY JENKINS
                                            _____________________________
                                                   R. Gregory Jenkins
                                            Senior Vice President, Finance
                                              and Chief Financial Officer

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